                                                                   EXHIBIT 99.1



                          NOTICE OF GUARANTEED DELIVERY

                                  FOR TENDER OF

           ALL OUTSTANDING UNREGISTERED SENIOR SECURED NOTES DUE 2007
                                       AND
               ALL OUTSTANDING UNREGISTERED TERM B NOTES DUE 2007
                                       OF

                           PICCADILLY CAFETERIAS, INC.

         This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept one or both of the Exchange Offers (as defined below) if (i) certificates for the Company's (as defined below) Senior Secured Notes due 2007 (the "Old Senior Secured Notes") or Term B Notes due 2007 (the "Old Term B Notes" and, together with the Old Senior Secured Notes, the "Old Notes") are not immediately available, (ii) Old Notes, the Letter of Transmittal and all other required documents cannot be delivered to The Bank of New York (the "Exchange Agent") on or prior to 5:00 p.m., New York City time, on the Expiration Date (as defined in the Prospectus referred to below) or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offers - Exchange Offer Procedures - Guaranteed Delivery Procedures" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to Old Notes (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

                               THE EXCHANGE AGENT
                           FOR THE EXCHANGE OFFER IS:

                              THE BANK OF NEW YORK

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            For Delivery by Mail/                For Delivery by Registered Certified Mail:
      Hand Delivery/Overnight Delivery:

             The Bank of New York                         The Bank of New York
Corporate Trust Services Window, Ground Level             101 Barclay Street, 7E
              101 Barclay Street                          New York , NY 10286
              New York, NY 10286                          Attn:
              Attn:
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           By Facsimile Transmission (for eligible institutions only):


                               To Confirm Receipt:

         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

         The undersigned hereby tenders to Piccadilly Cafeterias, Inc., a Louisiana corporation (the "Company"), upon the terms and subject to the conditions set forth in the Prospectus dated , 2001 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offers"), receipt of which is hereby acknowledged, the aggregate principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer - Exchange Offer Procedures - Guaranteed Delivery Procedures."

         The undersigned understands and acknowledges that the Exchange Offers will expire at 5:00 p.m., New York City time, on ______________, 2001, unless extended by the Company. With respect to each Exchange Offer, "Expiration Date" means such time and date, or if the Exchange Offer is extended, the latest time and date to which the Exchange Offer is so extended by the Issuer.

         All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.


                        DESCRIPTION OF OLD NOTES TENDERED

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
   CERTIFICATE NUMBER(S) (IF KNOWN) OF
    OLD NOTES OR ACCOUNT NUMBER AT THE         AGGREGATE PRINCIPAL AMOUNT                    PRINCIPAL
       BOOK-ENTRY TRANSFER FACILITY                  REPRESENTED BY                            AMOUNT
                                                       OLD NOTES                              TENDERED
  ------------------------------------        -----------------------------         ----------------------------
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  ------------------------------------        -----------------------------         ----------------------------


  ------------------------------------        -----------------------------         ----------------------------


  ------------------------------------        -----------------------------         ----------------------------

                                                                        TOTAL:
  ------------------------------------        -----------------------------         ----------------------------
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                            PLEASE SIGN AND COMPLETE

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  Signature(s):                                              Name(s):
               ----------------------------------------              ---------------------------------------------

  -----------------------------------------------------      -----------------------------------------------------

  Address:                                                   Capacity (full title), if signing in a representative
          ---------------------------------------------      capacity:

  -----------------------------------------------------      -----------------------------------------------------
                                          (Zip Code)

  Area Code and Telephone Number:

   ----------------------------------------------------       Taxpayer Identification or Social Security Number:

  Dated:
        -----------------------------------------------      -----------------------------------------------------
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



                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker, government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or learning agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Old Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Notes to the Exchange Agent's account at The Depository Trust Company, pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.

         The undersigned acknowledges that it must deliver the Letter(s) of Transmittal and the Old Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.




                                      ----------------------------------------
                                                    (Name of Firm)


                                      Sign here:
                                                ------------------------------
                                                      (Authorized Signature)


                                      Name:
                                           ------------------------------------
                                                   (Please type or print)

                                      Title:
                                            -----------------------------------


                                      -----------------------------------------
                                           (Area Code and Telephone Number)


                                      -----------------------------------------


Dated:                    , 2001      -----------------------------------------
       -------------------                 Address                    Zip Code



NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.